UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2024

Global Gas Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39819	85-1617911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Wall Street, Suite 436
New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(917) 327-0437

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A common stock, par value $0.0001 per share	HGAS	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HGASW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On February 6, 2024, Marcum LLP (“Marcum”) was dismissed as the independent registered public accounting firm for the Company and replaced by Grassi & Co., CPAs, P.C. (“Grassi”). The decision to replace Marcum with Grassi was approved by the Audit Committee of the Board of Directors of the Company.

Since December 21, 2023 (the date of Marcum’s engagement) through the year ended December 31, 2023 and the subsequent interim period through February 6, 2024, (i) there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused would have caused Marcum to make reference to such disagreements in its report on the consolidated financial statements for such years; and (ii) there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Marcum served as the independent registered public accounting firm for Global Hydrogen Energy, LLC, the accounting acquirer in our business combination, from May 15, 2023 through the close of the business combination on December 21, 2023. Marcum did not issue an audit report for Global Gas Corporation. During its time as Global Hydrogen's independent registered public accounting firm, Marcum issued an audit report to the Company on the consolidated financial statements of the Company dated April 21, 2023. The report issued by Marcum did not contained an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the uncertainty for going concern.

Before filing this Current Report on Form 8-K with the SEC, the Company provided Marcum with a copy of the disclosures contained in this Item 4.01(a). The Company has requested that Marcum issue a letter, addressed to the SEC, stating whether or not Marcum agrees with the statements contained in this Item 4.01(a). A copy of Marcum’s letter dated February 6, 2024, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) During the Company’s two most recent fiscal years and through February 6, 2024, neither the Company nor anyone acting on the Company’s behalf consulted Grassi with respect to any of the matters or reportable events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter, dated February 12, 2024, from Marcum LLP addressed to the Securities and Exchange Commission.
104	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GAS CORPORATION

Date: February 12, 2024	By:	/s/ William Bennett Nance, Jr.
	Name:	William Bennett Nance, Jr.
	Title:	Chief Executive Officer and Secretary

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